UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2023

TerrAscend Corp.

(Exact name of Registrant as Specified in Its Charter)

Canada	000-56363	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 City Centre Drive Suite 501
Mississauga, Ontario, Canada		L5B 1M5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 717 610-4165

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	TSNDF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

In connection with a presentation to be made at an investor day event on October 13, 2023, TerrAscend Corp. (the “Company”) disclosed that as of the third quarter of 2023, its Michigan business had a gross margin of over 40%, representing a 1800-basis point year-over-year improvement.

The following information should be considered in connection with this preliminary result: the Company’s unaudited interim condensed consolidated financial statements as of and for the period ended September 30, 2023 are not yet available. Accordingly, the information presented above reflects the Company’s preliminary estimate, subject to the completion of the Company’s financial closing procedures, and the preliminary estimate may differ from the actual results that will be reflected in the Company’s unaudited interim condensed consolidated financial statements as of and for the period ended September 30, 2023 when they are completed and publicly disclosed. This preliminary estimate may change, and that change may be material.

Item 7.01 Regulation FD Disclosure.

On October 13, 2023, the Company issued a press release (the “Operations Press Release”) announcing that it raised its guidance for full year 2023 Net Revenue and Adjusted EBITDA from continuing operations. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Operations Press Release, dated October 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerrAscend Corp.

Date:	10/13/2023	By:	/s/ Keith Stauffer
Keith Stauffer Chief Financial Officer